UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2014

INTELIQUENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33778	31-1786871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 West Adams Street

9th Floor

Chicago, Illinois 60661

(Address of principal executive offices, including Zip Code)

(312) 384-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 20, 2014, Inteliquent, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “2014 Annual Meeting”). At the 2014 Annual Meeting, the Company’s stockholders elected each of the Company’s eight nominees to serve on the Company’s Board of Directors until the next annual meeting, ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm and approved the compensation of the Company’s named executive officers on an advisory basis.

The results of the voting were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Election of Directors
Joseph A. Beatty	24,540,122	411,243	4,697,685
G. Edward Evans	24,020,138	931,227	4,697,685
Edward M. Greenberg	24,052,989	898,376	4,697,685
James P. Hynes	23,581,229	1,370,136	4,697,685
Lawrence M. Ingeneri	24,053,785	897,580	4,697,685
Timothy A. Samples	23,993,485	957,880	4,697,685
Rian J. Wren	23,686,259	1,265,106	4,697,685
Lauren F. Wright	24,642,028	309,337	4,697,685

Accordingly, the eight nominees received the highest number of votes cast and therefore each of the eight nominees was elected to serve as a director.

	Votes For	Votes Against	Abstentions
Ratification of Independent Registered Public Accounting Firm	29,453,757	118,987	76,306

Accordingly, a majority of votes cast on the ratification of auditors were in favor of the proposal and the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm was ratified.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Vote on Executive Compensation	23,267,994	1,649,228	34,143	4,697,685

Accordingly, a majority of votes cast in the advisory vote on executive compensation were “for” the approval of executive compensation as disclosed in the Company’s proxy statement.

Item 8.01. Other Events.

On May 21, 2014, the Company issued a press release announcing that its Board of Directors authorized and declared a regular quarterly dividend of $0.075 per outstanding share of common stock (the “Quarterly Dividend”). The payment date for the Quarterly Dividend is June 26, 2014 and the record date for the Quarterly Dividend is the close of business on June 10, 2014.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release issued May 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELIQUENT, INC.

/s/ Richard L. Monto
Date: May 21, 2014	Name:	Richard L. Monto
	Title:	General Counsel, Senior Vice President and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued May 21, 2014.